EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SRS Labs, Inc. (the “Company”) on Form 10-K, as amended, for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Walter J. McBride, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.                                      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2012	By:	/s/ WALTER J. MCBRIDE
Walter J. McBride
Chief Financial Officer
(Principal Financial Officer)